Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Asset Allocation Fund

(the “Fund”)

Supplement dated January 27, 2017, to the Fund’s Summary Prospectus dated October 1, 2016, as supplemented and amended to date

The following is effective January 27, 2017:

The section entitled “Fund Summary: Asset Allocation Fund – Principal Investment Strategies of the Fund” is supplemented as follows:

The Fund may invest up to 40% of its assets in foreign securities. The Fund may use forward foreign currency exchange contracts to hedge against movement in the value of foreign currencies.

The section entitled “Fund Summary: Asset Allocation Fund – Principal Risks of Investing in the Fund” is supplemented as follows:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.

Derivatives Risk: The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.

Foreign Investment Risk: Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Hedging Risk: A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.